UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13, 15(d), or 37 of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 1, 2007
TENNESSEE VALLEY AUTHORITY
(Exact name of registrant as specified in its charter)

A corporate agency of the United States	000-52313	62-0474417
created by an act of Congress	Commission file	(I.R.S. Employer Identification No.)
(State or other jurisdiction of	number
incorporation or organization)

400 W. Summit Hill Drive	37902
Knoxville, Tennessee	(Zip Code)
(Address of principal executive offices)
(865) 632-2101
(Registrant’s telephone number, including area code)
None
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
     On August 1, 2007, Tom Kilgore, TVA’s President and Chief Executive Officer, gave a presentation at the public meeting of the TVA Board of Directors (Board). During his presentation, Mr. Kilgore gave, among other things, estimates of TVA’s electricity sales, energy supply, and operating performance for fiscal year 2008, which begins October 1, 2007, and discussed actual and predicted expenses. Copies of the materials used in Mr. Kilgore’s presentation are attached, and can also be found on TVA’s website at www.tva.com/finance.
     The information furnished in this Item 7.01, including Exhibit 99.1, shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any other document filed under the Exchange Act, except as shall be expressly set forth by specific reference in that filing. By furnishing the information set forth in this Item 7.01, including Exhibit 99.1, TVA makes no admission as to the materiality of this information.
Item 8.01 Other Events.
Approval of Completion of Watts Bar Nuclear Plant Unit 2
     On August 1, 2007 the TVA Board approved the completion of Watts Bar Nuclear Plant Unit 2 (“Watts Bar Unit 2”) upon which construction was halted in 1985. Prior to the decision, a detailed scoping, estimating, and planning study was conducted to assess the project’s cost, schedule, and risks. Separately, TVA has prepared a report evaluating potential environmental impacts as required by the National Environmental Policy Act. TVA has a construction permit from the Nuclear Regulatory Commission (“NRC”) for Watts Bar Unit 2 that expires in 2010 and will need to seek an extension of its construction permit in order to complete construction activities. TVA intends to seek an operating license under NRC regulations, including an opportunity for a public hearing. Completing Watts Bar Unit 2 is expected to take sixty months and cost approximately $2.49 billion, excluding allowance for funds used during construction and initial nuclear fuel core costs. When completed, the nuclear unit is expected to provide 1,180 megawatts of electricity. Some activities at the site are expected to begin October 1, 2007. On August 3, 2007, TVA notified the NRC of its plan to resume unlimited construction activities on December 3, 2007.
Commencement of Commercial Operations of Browns Ferry Nuclear Plant Unit 1
     On August 1, 2007, Unit 1 at TVA’s Browns Ferry Nuclear Plant began commercial operation.
Item 9.01 Financial Statements and Exhibits

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
99.1	Materials used in Mr. Kilgore’s August 1, 2007 presentation.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tennessee Valley Authority (Registrant)
Date: August 7, 2007	/s/ John M. Hoskins
John M. Hoskins
Interim Chief Financial Officer and Executive Vice President, Financial Services

EXHIBIT INDEX
     This exhibit is furnished pursuant to Item 7.01 hereof and should not be deemed to be filed under the Exchange Act.

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
99.1	Materials used in Mr. Kilgore’s August 1, 2007 presentation.